UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22620

T. Rowe Price Multi-Sector Account Portfolios, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Emerging Markets Local Multi-Sector Account Portfolio	December 31, 2016

Highlights

●	Emerging markets sovereign bonds denominated in local currencies posted solid total returns in 2016.
●	The Emerging Markets Local Multi-Sector Account Portfolio returned 6.95% for the year, underperforming its benchmark index.
●

The fundamental economic and fiscal condition of many emerging markets continues to improve, with strong balance sheets, declining inflation, and higher rates of economic growth than developed countries.

●

Yields on debt issued by developing countries are still considerably more attractive than the low yields on developed markets government bonds, which should continue to support the locally denominated emerging markets bond asset class as global investors search for yield.

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

Dear Investor

Emerging markets sovereign bonds denominated in local currencies posted solid total returns in 2016 despite a significant pullback following Donald Trump’s unexpected victory in the U.S. presidential election and a December interest rate hike from the Federal Reserve. The asset class benefited from a sharp rebound and subsequent stabilization in crude oil prices that supported riskier assets. Emerging markets currencies posted mixed returns against the U.S. dollar as the greenback’s strength paused in the first half of the year before resuming after the U.S. presidential election.

As seen in the Performance Comparison table, the Emerging Markets Local Multi-Sector Account Portfolio returned 6.95% for the 12 months ended December 31, 2016, underperforming the benchmark J.P. Morgan Government Bond Index–Emerging Markets Global Diversified. The portfolio’s currency positioning accounted for its relative underperformance.

Market Environment

Emerging markets sovereign bonds denominated in local currencies posted solid total returns in 2016, easily outperforming developed markets government bonds despite a significant pullback following the U.S. presidential election and a December interest rate hike from the Federal Reserve. The post-U.S. election downturn stemmed from higher global yields as U.S. Treasuries sold off aggressively, and from an appreciation in the U.S. dollar versus many global currencies on the back of expectations for stronger and more insular U.S. growth. Mexico, in particular, suffered disproportionately as a result of investor fears that the Trump administration will implement protectionist trade policies.

For much of 2016, however, emerging markets government bonds benefited from improving sentiment as investors’ perceptions of the Fed’s policy became less hawkish, global growth improved, and commodity prices stabilized. In particular, oil prices bounced from their early-year lows near $26 per barrel for global benchmark Brent crude to just over $50 by June. The Brent crude price hovered in the $40 to $50 range in the second half of the year before ending 2016 just below $55.

Once again, there was a significant dispersion of returns across the locally denominated government bonds of emerging countries in 2016. Brazilian debt posted strong gains as the country’s economy appeared to bottom out and its inflation rate moderated enough to allow the Central Bank of Brazil to cut interest rates late in the year. Russia was in a similar situation, and its ruble-denominated debt rallied as its central bank continued to lower rates, and higher oil prices supported the fiscal and external outlook. On the other hand, Mexico’s locally denominated bonds declined late in the year amid fears about protectionist trade policies and higher inflation expectations causing the Mexican central bank to continue on its rate-hiking cycle. Turkish sovereign debt also lagged the broader market as a failed military coup in July and terrorist attacks in the country later in 2016 made investors wary of policy deterioration and economic stress.

The U.S. dollar’s strength in 2014 and 2015 paused in the first half of 2016 before resuming in the later months of the year as investors began to anticipate another interest rate increase from the Fed and possible fiscal stimulus in the U.S. This resulted in mixed performances against the dollar for emerging markets currencies. The Brazilian real climbed nearly 22% against the dollar over 2016 as the government of President Michel Temer started to implement fiscal reforms, and the Russian ruble gained over 20%, supported by hopes of easing economic sanctions and improving economic fundamentals. Although South Africa continued to be buffeted by political uncertainties, the rand climbed nearly 13% against the dollar. On the negative side, the Mexican peso dropped more than 16% versus the U.S. dollar, as did the Turkish lira.

Portfolio Review and Positioning

The portfolio’s currency positioning detracted from relative returns in 2016. Early in the year, we began transitioning the portfolio to more of a “best ideas” strategy, which sought to, at this point in the U.S. dollar cycle, partially constrain exposure to emerging markets currencies. This resulted in an overweight position in the U.S. dollar. The remaining exposure to emerging markets currencies focused on those that we believed were best-positioned to outperform versus their peers. Near the end of the year, as the dollar surged after the U.S. presidential election, we began to hedge less of the overall emerging markets currency exposure but retained an overweight position in the U.S. dollar. Over the year as a whole, this positioning weighed on relative returns as the dollar’s strength paused through much of the first half of the year. Within the allocation to emerging markets currencies, we retain our preference for the currencies of countries that are poised to make meaningful structural reforms or to see their economic growth accelerate, as well as those that provide notable yield enhancement opportunities. We also look to exploit relative valuation and fundamental divergences between emerging and developed markets currencies. In general, the portfolio funded long positions in emerging markets currencies with shorts in developed markets currencies other than the U.S. dollar or with currencies of other developing countries.

Our country allocation and exposure to interest rate changes contributed modestly to relative returns over the year. We generally added to the portfolio’s duration in the first half of 2016 as global growth appeared to slow and the Fed became less hawkish, increasing our overweight exposure to emerging markets duration over the period. In general, we favor bonds issued by countries that offer attractive inflation-adjusted interest rates or those where monetary policy is likely to remain accommodative or become more so. These countries include Brazil, Russia, Malaysia, Serbia, and Chile. The portfolio was overweight Brazilian debt as a result of the country’s momentum toward positive political change and reform as well as because of our view that its inflation will continue to moderate, providing room for more interest rate cuts. This positioning benefited relative performance as Brazil’s bonds posted large gains. We were also overweight Romania’s sovereign bonds, which benefited from falling inflation and the potential for central bank monetary easing, providing a boost to relative returns. On the negative side, our overweight to Malaysia weighed on relative returns modestly over the period as the country’s bonds lagged the performance of the broad asset class, particularly in the fourth quarter.

The depth of our research resources allows us to evaluate non-benchmark debt and currencies that may offer stronger relative value than the bonds and currencies of the 15 countries that make up the benchmark. We maintained exposure to debt and currencies that are not included in the benchmark to increase diversification and add yield. These positions include the Indian rupee because of India’s reform-minded leadership and our belief that the country’s macroeconomic backdrop is improving. We expect positive implications from Prime Minister Narendra Modi’s moves to phase out government subsidies, remove barriers to foreign investment, and restructure the country’s Byzantine tax system.

Market liquidity is a key variable that we are closely monitoring amid the uncertainty about the timing and pace of further Fed rate increases because it can limit our ability to buy and sell emerging markets bonds at efficient prices. Emerging markets debt, as one of the riskier and smaller fixed income asset classes, tends to have lower liquidity than high-quality government debt like U.S. Treasuries. We will continue to actively consider market depth and liquidity when evaluating bonds for purchase or sale.

The portfolio maintains allocations to various types of derivatives for hedging purposes or to gain exposure to certain currencies or countries. The portfolio’s exposure to derivatives contributed to absolute performance during the reporting period. Currency forward contracts were the principal contributors.

Outlook

The fundamental and fiscal condition of many emerging markets remains sound, with strong balance sheets and higher rates of economic growth than developed countries. The fundamentals of many emerging markets sovereign issuers have gradually improved as a result of significant political reforms in key countries, tighter government budgets, healthier current account balances, and strengthening growth prospects. Notably, growth trends and fundamentals have stabilized or improved in a number of major emerging economies, especially in Brazil and Russia. Emerging markets debt also offers materially better yields than sovereign bonds from developed markets, many of which are mired in political uncertainty. This political turmoil in developed markets, which is particularly acute in the U.S. and Europe, may drive short periods of elevated volatility and weak sentiment toward riskier asset classes such as emerging markets debt, but we believe that it poses limited systemic risk.

However, there remain notable risks for the asset class. China’s struggle to manage its transition from an export-oriented economy to one focused on domestic consumption without inducing an abrupt slowdown is a key global risk that we are monitoring. Over the longer term, we expect Chinese growth to slow toward a more sustainable long-term rate, but in the short term, Chinese economic data could be erratic as government stimulus measures become less effective. Also, it appears that the U.S. dollar’s renewed strength following the U.S. presidential election could extend well into 2017 as the Fed continues to gradually raise rates. Finally, as in the fourth quarter of 2016, rising U.S. Treasury yields amid signs of inflation could trigger outflows from emerging markets debt by removing part of the yield advantage of the asset class.

On the positive side, yields on debt issued by emerging countries are still considerably more attractive than the low yields on developed markets government bonds, which should continue to support the locally denominated emerging markets bond asset class as global investors search for yield. However, solid fundamental research and analysis are essential, and we believe that the extended reach of T. Rowe Price’s global sovereign, credit, and equity research platforms, combined with our emphasis on collaboration across those platforms, gives us a critical edge in analyzing both risks and opportunities in emerging fixed income markets.

Respectfully submitted,

Andrew J. Keirle
Portfolio manager and chairman of the portfolio’s Investment Advisory Committee

January 25, 2017

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing its investment program.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
December 31, 2016

(Amounts in 000s)

SWAPS 0.0%

	Notional Amount	Market Value	Initial Value	Unrealized Gain (Loss)
Centrally Cleared Swaps (0.1)%				
Interest Rate Swaps (0.1)%				
United States (0.1)%				
5 Year Interest Rate Swap, Receive Fixed 1.671%, Pay Variable 0.841%, 3-Month LIBOR, 12/8/20	600	$ (3)	$ —	$ (3)
Total Centrally Cleared Interest Rate Swaps			**—**	**(3)**
Total Centrally Cleared Swaps				**(3)**
Net payments (receipts) of variation margin to date				**4**
Variation margin receivable (payable) on centrally cleared swaps				**$ 1**

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
Bilateral Swaps 0.1%				
Interest Rate Swaps 0.1%				
Hong Kong 0.1%				
JPMorgan Chase, 5 Year Interest Rate Swap Pay Fixed 1.515%, Receive Variable 0.565% 3-Month LIBOR, 12/7/20	4,600	$ 14	$ 0	$ 14
			0	**14**
Malaysia 0.0%				
Citigroup Global Markets, 5 Year Interest Rate Swap Receive Fixed 3.68%, Pay Variable 3.40%, 3-Month LIBOR, 3/18/21	490	(1)	0	(1)
			0	**(1)**
Total Bilateral Interest Rate Swaps			**0**	**13**
Total Bilateral Swaps			**$ 0**	**$ 13**

**Affiliated Companies**

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 12/31/16 | Value 12/31/15 |
|---|---|---|---|---|---|
| T. Rowe Price Government Reserve Fund + | ¤ | ¤ | $ 6 | $ 2,482 | $ 1,090 |
| Totals | | | $ 6 | $ 2,482 | $ 1,090 |

+ At December 31, 2015, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 2,482 |
| Dividend income | 6 |
| Interest income | — |
| Investment income | $ 6 |
| Realized gain (loss) on securities | $ — |
| Capital gain distributions from mutual funds | $ — |

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
December 31, 2016
($000s, except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $24,971) | $ | 23,906 |
| Interest receivable | | 408 |
| Unrealized gain on forward currency exchange contracts | | 269 |
| Foreign currency (cost $73) | | 73 |
| Cash deposits on futures contracts | | 23 |
| Unrealized gain on bilateral swaps | | 14 |
| Cash deposits on centrally cleared swaps | | 13 |
| Variation margin receivable on centrally cleared swaps | | 1 |
| Other assets | | 12 |
| Total assets | | 24,719 |
| **Liabilities** | | |
| Unrealized loss on forward currency exchange contracts | | 233 |
| Variation margin payable on futures contracts | | 2 |
| Unrealized loss on bilateral swaps | | 1 |
| Other liabilities | | 34 |
| Total liabilities | | 270 |
| **NET ASSETS** | **$** | **24,449** |
| **Net Assets Consist of:** | | |
| Overdistributed net investment income | $ | (112) |
| Accumulated undistributed net realized loss | | (3,553) |
| Net unrealized loss | | (1,021) |
| Paid-in capital applicable to 3,935,018 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized | | 29,135 |
| **NET ASSETS** | **$** | **24,449** |
| **NET ASSET VALUE PER SHARE** | **$** | **6.21** |

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
($000s)

Year Ended 12/31/16
Investment Income (Loss)		
Income		
Interest	$	1,091
Dividend		6
Other		1
Total income		1,098
Expenses		
Custody		16
Waived / paid by Price Associates		(11)
Total expenses		5
Net investment income		1,093
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(3,200)
Futures		(38)
Swaps		9
Foreign currency transactions		234
Net realized loss		(2,995)
Change in net unrealized gain / loss		
Securities		3,109
Futures		(8)
Swaps		9
Other assets and liabilities denominated in foreign currencies		29
Change in net unrealized gain / loss		3,139
Net realized and unrealized gain / loss		144
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**1,237**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
($000s)

| | | Year Ended 12/31/16 | | 12/31/15 |
|---|---|---|---|---|
| **Increase (Decrease) in Net Assets** | | | | |
| Operations | | | | |
| Net investment income | $ | 1,093 | $ | 2,239 |
| Net realized loss | | (2,995) | | (9,547) |
| Change in net unrealized gain / loss | | 3,139 | | 2,278 |
| Increase (decrease) in net assets from operations | | 1,237 | | (5,030) |
| Distributions to shareholders | | | | |
| Tax return of capital | | (1,093) | | (2,243) |
| Capital share transactions* | | | | |
| Shares sold | | 4,700 | | – |
| Distributions reinvested | | 691 | | 1,675 |
| Shares redeemed | | (260) | | (20,704) |
| Increase (decrease) in net assets from capital share transactions | | 5,131 | | (19,029) |
| **Net Assets** | | | | |
| Increase (decrease) during period | | 5,275 | | (26,302) |
| Beginning of period | | 19,174 | | 45,476 |
| **End of period** | **$** | **24,449** | **$** | **19,174** |
| Undistributed (overdistributed) net investment income | | (112) | | – |
| *Share information | | | | |
| Shares sold | | 732 | | – |
| Distributions reinvested | | 110 | | 240 |
| Shares redeemed | | (41) | | (3,035) |
| Increase (decrease) in shares outstanding | | 801 | | (2,795) |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio
December 31, 2016

T. Rowe Price Multi-Sector Account Portfolios, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Multi-Sector Account Portfolio (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund is available for investment only to institutional accounts managed by T. Rowe Price Associates, Inc., and is not available for direct purchase by members of the public. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

| ($000s) Counterparty | Form of MNA | Gross Value on Statement of Assets and Liabilities | | Net Amount Due (to)/from Counterparty or Exchange | Collateral Pledged (Received) by Fund | Loss Exposure, After Collateral* (not less than $0) |
|---|---|---|---|---|---|---|
| | | Asset | Liability | | | |
| Bank of America Merrill Lynch | ISDA | $ 4 | $ (7) | $ (3) | $ – | $ – |
| Barclays Bank | ISDA | 48 | (99) | (51) | – | – |
| BNP Paribas | ISDA | 12 | (3) | 9 | – | 9 |
| Citibank | ISDA | 35 | (1) | 34 | (12) | 22 |
| Citigroup Global Markets | ISDA | – | (1) | (1) | – | – |
| Credit Suisse | ISDA | 13 | (7) | 6 | – | 6 |
| Deutsche Bank | ISDA | 10 | – | 10 | – | 10 |
| Goldman Sachs | ISDA | 28 | – | 28 | – | 28 |
| HSBC Bank | ISDA | – | (5) | (5) | – | – |
| JPMorgan Chase | ISDA | 97 | (78) | 19 | – | 19 |
| Morgan Stanley | ISDA | – | (23) | (23) | – | – |
| Royal Bank of Canada | ISDA | – | (1) | (1) | – | – |
| Royal Bank of Scotland | FX Letter | 3 | – | 3 | – | 3 |
| Standard Chartered Bank | FX Letter | 22 | (9) | 13 | – | 13 |
| State Street Bank | ISDA | 11 | – | 11 | – | 11 |
| Centrally Cleared Swaps | n/a | 1 | – | 1 | 13 | 14 |
| Exchange Traded Futures | n/a | – | (2) | (2) | 23 | 21 |
| Total | | $ 284 | $ (236) | | | |

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 40% and 83% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 11% of net assets.

Options The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Swaps The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 5% and 10% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 77% of the fund’s net assets were invested in emerging markets and 12% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At December 31, 2016, approximately 20% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $26,038,000 and $22,010,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, totaled $1,093,000 and $2,243,000, respectively, and were characterized as return of capital for tax purposes. At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for no investment management fee; however, the manager will earn fees from managing the institutional accounts invested in the fund. Further, the manager will be required to bear all expenses of the fund, including custody expense in excess of a specified custody fee limitation but excluding interest and borrowing-related charges; taxes; brokerage fees and commissions (including dealer markups and spreads), transfer taxes, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities and other holdings; and other non-recurring expenses permitted by the investment management agreement. The agreement provides that the fund will bear custody expense up to the custody fee limitation, equal to 0.025% of the fund’s average daily net assets. Expenses of the fund paid by the manager are not subject to later repayment by the fund.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of December 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,200,000 shares of the fund, representing 30% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Multi-Sector Account Portfolios, Inc. and
Shareholders of T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio (one of the portfolios constituting T. Rowe Price Multi-Sector Account Portfolios, Inc., hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $26,000 and foreign taxes paid of $26,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2011 [187]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to 2016); Chairman of the Board, Mesa Biotech, a molecular diagnostic company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2011 [187]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [187]	Chief Executive Officer and Director (2009 to present), Chairman of the Board (January 2016 to present), and President (2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to May 2016) and Director (1999 to May 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [187]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [187]	Advisory Board Member, Vizzia Technologies (2015 to present)

Cecilia E. Rouse, Ph.D. (1963) 2013 [187]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012 to present) and Vice President (2015 to present), American Economic Association

John G. Schreiber (1946) 2011 [187]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016)

Mark R. Tercek (1957) 2011 [187]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2011 [187]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA (1959) 2015 [56]	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; President, Multi-Sector Account Portfolios

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Multi-Sector Account Portfolios	Principal Occupation(s)

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anil K. Andhavarapu (1980) Vice President	Vice President, T. Rowe Price

Steve Boothe, CFA (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Director, EMEA Macroeconomic Research and Strategy (to 2012)

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Vice President, CEEMEA Corporate Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian E. Burns (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael P. Daley (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ramon R. de Castro (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Chief Operating Officer, Amherst Advisory & Management, LLC (to 2012)

Stephen M. Finamore, CPA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Michael J. Grogan, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group Inc.; formerly, Financial Attaché, U.S. Department of Treasury, International Affairs Division (to 2012)

Steven C. Huber, CFA, FSA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Director/Head of UK and Euro Fixed Income, AllianceBernstein (to 2013)

Keir R. Joyce, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael Lambe, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Martin G. Lee (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael J. McGonigle (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alexander S. Obaza (1981) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Miso Park, CFA (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Vernon A. Reid, Jr. (1954) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Theodore E. Robson, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian A. Rubin, CPA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Mariel Santiago (1981) Vice President	Vice President, T. Rowe Price; formerly, Equity Research Analyst, HSBC Securities, Inc. (to 2014)

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Daniel O. Shackelford, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Kimberly A. Stokes (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Thomas E. Tewksbury (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert D. Thomas (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Tiberii, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Lauren T. Wagandt (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Wells (1960) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Thea N. Williams (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Sector Account Portfolios, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017